UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23369

HIGHLAND GLOBAL ALLOCATION FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700 Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

NexPoint Asset Management, L.P.

300 Crescent Court

Suite 700 Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 745-0264

Date of fiscal year end: September 30

Date of reporting period: March 31, 2025

Item 1.	Reports to Stockholders.

(a) A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

(b) Not applicable.

MARCH 31, 2025 SEMI-ANNUAL REPORT

Highland Global Allocation Fund

HIGHLAND GLOBAL ALLOCATION FUND

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
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Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

Fund Profile (unaudited)

March 31, 2025	Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future.)

Net Assets as of March 31, 2025

$282.2 million

Portfolio Data as of March 31, 2025

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Security Classifications as of 03/31/2025(1)

U.S. Equity	55.5%
U.S. Senior Loan	13.5%
Non-U.S. Equity	12.8%
U.S. Master Limited Partnership	9.4%
U.S. Registered Investment Companies	7.0%
U.S. LLC Interest	6.3%
Non-U.S. Sovereign Bonds	5.9%
U.S. Preferred Stock	3.5%
Non-U.S. Registered Investment Company	1.1%
Other (each less than 1.0%)	(4.9)%
Other Investments and Assets & Liabilities	(11.1)%

Top 10 Holdings as of 3/31/2025(2)%

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Equity)	25.9
MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan A, 1st Lien 13.00%, 2/27/2028 (U.S. Senior Loans)	9.5
Energy Transfer L.P. (U.S. Master Limited Partnerships)	7.4
NexPoint Event Driven Fund (U.S. Registered Investment Companies)	6.0
Argentine Republic Government International Bond 3.50%, 7/9/2041 (Non-U.S. Sovereign Bonds)	5.9
NexPoint Real Estate Finance, Inc., REIT (U.S. Equity)	4.9
Targa Resources (Non-U.S. Equity)	4.7
Whitestone, REIT (U.S. Equity)	4.5
GAF REIT (U.S. Equity)	4.2
GAF REIT Sub III, LLC (U.S. LLC Interest)	3.8

(1)	Security classifications are calculated as a percentage of total net assets and net of long and short positions.

(2)	Top 10 holdings are calculated as a percentage of total net assets.

SEMI-ANNUAL REPORT | 1

Financial Statements (unaudited)

March 31, 2025	Highland Global Allocation Fund

A GUIDE TO UNDERSTANDING THE FUND’S FINANCIAL STATEMENTS

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.
Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.
Statement of Operation	This statement reports income earned by the Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.
Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.
Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).
Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

SEMI-ANNUAL REPORT | 2

Investment Portfolio (unaudited)

As of March 31, 2025	Highland Global Allocation Fund

Shares		Value ($)
U.S. Equity – 55.5%
COMMUNICATION SERVICES – 27.1%
	MidWave Wireless, Inc. (fka Terrestar
169,531	Corp.) (a)(b)(c)(d)(e)	73,054,299
189,945	Telesat (e)(f)	3,576,664

		76,630,963

CONSUMER STAPLES – 2.0%
307,400	Coty, Class A (e)	1,681,478
36,700	Lamb Weston Holdings	1,956,110
81,750	Reynolds Consumer Products	1,950,555

		5,588,143

ENERGY – 2.2%
250,000	Green Plains, Inc. (e)	1,212,500
11,347	Phillips 66	1,401,128
357,484	Talos Energy, Inc. (e)(f)	3,474,744

		6,088,372

FINANCIALS – 0.6%
116,480	Ready Capital	592,883
100,000	TXSE Group, Inc. (a)(b)(e)	1,000,000

		1,592,883

HEALTHCARE – 0.4%
232,800	Heron Therapeutics, Inc. (e)(f)	512,160
17,200	Patterson (f)	537,328

		1,049,488

INDUSTRIALS – 1.5%
3,839	CACI International, Class A (e)	1,408,606
28,561	KBR	1,422,623
24,179	Parsons (e)	1,431,639

		4,262,868

MATERIALS – 2.3%
212,129	Ecovyst, Inc. (e)(g)	1,315,200
730,484	MPM Holdings, Inc. (d)(e)	3,652,420
64,000	TriMas Corp.	1,499,520

		6,467,140

REAL ESTATE – 19.4%
56,000	Alexandria Real Estate Equities, REIT (f)	5,180,560
8,055	City Office, REIT (f)	41,806
1,147,062	GAF REIT (a)(b)(c)(e)	11,913,244
622,448	NexPoint Diversified Real Estate Trust, REIT (c)(f)	2,383,976
901,385	NexPoint Real Estate Finance, Inc., REIT (c)(f)	13,782,182
189,471	NexPoint Residential Trust, Inc., REIT (c)(f)	7,489,789
417,500	Seritage Growth Properties (e)(f)	1,348,525
875,255	Whitestone, REIT, Class B (f)	12,752,465

		54,892,547

	Total U.S. Equity (Cost $146,098,523)	156,572,404

Principal Amount ($)
U.S. Senior Loans (h) – 13.5%
COMMUNICATION SERVICES – 9.7%
26,938,904	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan A, 1st Lien, cash/0% PIK 02/27/28 (a)(b)(c)	26,876,944

Shares		Value ($)
537,712	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan J, 1st Lien, 12/31/25 (a)(b)(c)	536,476

		27,413,420

REAL ESTATE – 3.8%
5,000,000	NexPoint SFR Operating Partnership L.P., 05/24/27 (a)(b)(c)	4,865,000
8,500,000	NHT Operating Partnership LLC Convertible Promissory Note, 02/22/27 (a)(b)(c)	5,763,000

		10,628,000

	Total U.S. Senior Loans (Cost $40,970,085)	38,041,420

Shares
Non-U.S. Equity – 12.8%
COMMUNICATION SERVICES – 0.1%
77,866	Grupo Clarin, Class B (e)(f)(i)	183,933

CONSUMER DISCRETIONARY – 2.1%
3,000	MercadoLibre, Inc. (e)(f)(i)	5,852,610

ENERGY – 4.7%
65,800	Targa Resources (f)(i)	13,190,926
121	Transocean (e)(f)(i)	383

		13,191,309

FINANCIALS – 0.1%
24,300	Grupo Supervielle ADR (i)	317,358
3,995	StoneCo, Class A (e)(f)(i)	41,868

		359,226

HEALTHCARE – 0.0%
10,445	HLS Therapeutics, Inc. (e)(i)	33,685

INDUSTRIALS – 0.5%
60,593	GL Events (i)	1,358,468

UTILITIES – 5.3%
202,250	Central Puerto ADR (f)(i)	2,242,952
67,700	Pampa Energia ADR (e)(f)(i)	5,226,440
66,500	Vistra Corp. (f)(i)	7,809,760

		15,279,152

	Total Non-U.S. Equity (Cost $13,858,406)	36,258,383

U.S. Master Limited Partnerships – 9.4%
ENERGY – 9.4%
1,127,440	Energy Transfer L.P. (f)	20,959,110
139,050	Western Midstream Partners L.P. (f)	5,695,488

	Total U.S. Master Limited Partnerships (Cost $21,741,958)	26,654,598

U.S. Registered Investment Companies – 7.0%
334,005	Highland Opportunities and Income Fund (c)(f)	1,736,826
1,038,669	NexPoint Event Driven Fund, Class Z (c)	16,909,529
62,429	NexPoint Merger Arbitrage Fund, Class Z (c)	1,233,602

	Total U.S. Registered Investment Companies (Cost $20,847,302)	19,879,957

SEE GLOSSARY ON PAGE 6 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 3

Investment Portfolio (unaudited) (continued)

As of March 31, 2025	Highland Global Allocation Fund

Shares		Value ($)
U.S. LLC Interest – 6.3%
REAL ESTATE – 6.3%
349	GAF REIT Sub II, LLC (a)(b)(c)(e)	6,952,588
156,528	GAF REIT Sub III, LLC (a)(b)(c)(e)	10,705,275

	Total U.S. LLC Interest (Cost $20,386,562)	17,657,863

Principal Amount ($)
Non-U.S. Sovereign Bonds – 5.9%
81,629	Argentine Republic Government International Bond 1.00%, (05/15/2024) (i)	63,140
29,000,000	3.50%, (05/15/2024) (i)(j)	16,726,649

	Total Non-U.S. Sovereign Bonds (Cost $17,211,687)	16,789,789

Shares
U.S. Preferred Stock – 3.5%
FINANCIALS – 0.9%
25,000	First Horizon (f)(k)	627,758
89,000	Western Alliance Bancorp (f)(k)	1,952,660

		2,580,418

HEALTHCARE – 1.4%
202,684	Apnimed, Series C-1 (a)(b)(e)(k)	2,517,335
108,098	Apnimed, Series C-2 (a)(b)(e)(k)	1,434,460

		3,951,795

REAL ESTATE – 1.2%
239,774	Braemar Hotels & Resorts, Inc. (e)(k)	3,119,460
13,831	NexPoint Diversified Real Estate Trust, REIT (c)(f)(k)	212,997

		3,332,457

	Total U.S. Preferred Stock (Cost $7,972,655)	9,864,670

Non-U.S. Registered Investment Company – 1.1%
10,000	BB Votorantim Highland Infrastructure, LLC (a)(b)(c)	3,104,984

	Total Non-U.S. Registered Investment Company (Cost $4,574,500)	3,104,984

Non-U.S. Master Limited Partnership – 1.0%
ENERGY – 1.0%
78,631	Enterprise Products Partners L.P. (f)(i)	2,684,462

	Total Non-U.S. Master Limited Partnership (Cost $2,151,846)	2,684,462

Principal Amount ($)
U.S. Corporate Bonds & Notes – 0.2%
COMMUNICATION SERVICES – 0.2%
	iHeartCommunications, Inc.
304,583	9.13%, 05/01/29 (f)	243,575
467,594	10.88%, 05/01/30 (f)	233,535

	Total U.S. Corporate Bonds & Notes (Cost $693,640)	477,110

U.S. Asset-Backed Security – 0.1%
250,000	CFCRE Commercial Mortgage Trust, Series 2017-C8, Class D 3.00%, (05/15/2024)	208,860

	Total U.S. Asset-Backed Security (Cost $226,117)	208,860

Shares		Value ($)
Units
U.S. Rights – 0.1%
FINANCIALS – 0.0%
116,480	United Development Funding (a)(b)(e)	—

HEALTHCARE – 0.1%
2,156,000	Paratek Pharmaceuticals (a)(b)(e)(f)	172,480

	Total U.S. Rights (Cost $–)	172,480

Principal Amount ($)
U.S. Repurchase Agreement – 0.0%
175	BNP Paribas 4.370%, dated 03/31/2025 to be repurchased on 04/01/2025, repurchase price $175 (collateralized by U.S. Government obligations, ranging in par value $0–$144, 0.000%–1.875%, 07/31/2027–02/15/2045; with total market value $179) (l)(m)	175

	Total U.S. Repurchase Agreement (Cost $175)	175

U.S. Cash Equivalent – 0.3%
MONEY MARKET FUND(N) – 0.3%
771,561	Dreyfus Treasury Obligations Cash Management, Institutional Shares 4.210%	771,561

	Total U.S. Cash Equivalent (Cost $771,561)	771,561

Total Investments –116.7%		329,138,716

(Cost $297,505,017)
SECURITIES SOLD SHORT – (5.6)%
U.S. Equity – (5.6)%
COMMUNICATION SERVICES – (3.3)%
(9,952)	Netflix, Inc. (o)	(9,280,539)

CONSUMER STAPLES – (0.4)%
(4,000)	WD-40 Co.	(976,000)

ENERGY – (0.3)%
(2,705)	Marathon Petroleum	(394,091)
(3,712)	Valero Energy	(490,244)

		(884,335)

INDUSTRIALS – (1.2)%
(10,873)	Booz Allen Hamilton Holding, Class A	(1,137,098)
(16,805)	Maximus	(1,145,933)
(9,995)	Science Applications International	(1,122,139)

		(3,405,170)

INFORMATION TECHNOLOGY – (0.4)%
(18,239)	ASGN (o)	(1,149,422)

	Total U.S. Equity (Proceeds $7,130,426)	(15,695,466)

	Total Securities Sold Short- (5.6)% (Proceeds $7,130,426)	(15,695,466)

Other Assets & Liabilities, Net - (11.1)%(p)		(31,231,547)

Net Assets – 100.0%		282,211,703

(a)

Securities with a total aggregate value of $148,896,085, or 52.8% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list

SEE GLOSSARY ON PAGE 6 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 4

Investment Portfolio (unaudited) (concluded)

As of March 31, 2025	Highland Global Allocation Fund

of unobservable inputs used in the valuation of these instruments.
(b)

Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $148,896,085, or 52.8% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2025. Please see Notes to Financial Statements.

(c)	Affiliated issuer. Assets with a total aggregate fair value of $187,520,711, or 66.4% of net assets, were affiliated with the Fund as of March 31, 2025.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MidWave Wireless, Inc. (fka Terrestar Corp.)	U.S. Equity	11/14/2014	$48,015,561	$73,054,299	25.9%
MPM Holdings, Inc.	U.S. Equity	5/15/2019	$—	$3,652,420	1.3%

(e)	Non-income producing security.
(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $114,134,139.
(g)

Securities (or a portion of securities) on loan. As of March 31, 2025, the fair value of securities loaned was $1,315,200. The loaned securities were secured with cash and/or securities collateral of $175. Collateral is calculated based on prior day’s prices.

(h)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of March 31, 2025, the SOFR 1 Month and SOFR 3 Month rates were 4.33% and 4.35%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(i)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(j)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(k)	Perpetual security with no stated maturity date.
(l)	Tri-Party Repurchase Agreement.
(m)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of March 31, 2025 was $175.
(n)	Rate reported is 7 day effective yield.
(o)	No dividend payable on security sold short.
(p)	As of March 31, 2025, $11,125,743 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

SEE GLOSSARY ON PAGE 6 FOR ABBREVIATIONS ALONG WITH ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 5

GLOSSARY: (abbreviations that may be used in the preceding statements) (unaudited)

Other Abbreviations:

ADR	American Depositary Receipt
CFCRE	Center for Commercial Real Estate
LLC	Limited Liability Company
L.P.	Limited Partnership
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

SEMI-ANNUAL REPORT | 6

Statement of Assets and Liabilities (unaudited)

As of March 31, 2025	Highland Global Allocation Fund

($)
Assets
Investments, at value	140,846,269
Affiliated investments, at value (Note 9)	187,520,711

Total Investments, at value	328,366,980
Cash equivalent (Note 2)	771,561
Repurchase agreements, at value	175
Restricted Cash — Securities Sold Short (Note 2)	11,125,743
Foreign currency, at value (Note 2)	4,149
Foreign tax reclaim receivable	27,884
Due from broker	31,196
Receivable for:
Investment sold	4,559,835
Dividends and interest	3,305,623
Reinvested distributions	262,220
Prepaid expenses and other assets	30,983

Total assets	348,486,349

Liabilities:
Due to custodian	33,046
Securities sold short, at value (Proceeds from securities sold short $7,130,426 (Notes 2 and 7))	15,695,465
Due to broker	45,835,004
Payable for:
Investments purchased	4,431,222
Collateral from securities loaned (Note 4)	175
Investment advisory and administration fees (Note 6)	69,156
Accounting services fees	30,546
Transfer agent fees	26,844
Legal fees	57,321
Audit and tax compliance fees	82,274
Accrued expenses and other liabilities	13,593

Total liabilities	66,274,646

Net Assets	282,211,703

Net Assets Consist of:
Paid-in capital	690,263,478
Total accumulated loss	(408,051,775)

Net Assets	282,211,703

Investments, at cost	121,636,359
Affiliated investments, at cost (Note 9)	175,096,922
Cash equivalent, at cost (Note 2)	771,561
Repurchase agreements, at cost	175
Foreign currency, at cost (Note 2)	91,794
Common Shares
Shares outstanding ($0.001 par value; unlimited shares authorized)	23,182,517
Net asset value, offering and redemption price per share	12.17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 7

Statement of Operations (unaudited)

For the Six Months Ended March 31, 2025	Highland Global Allocation Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	2,842,642
Dividends from affiliated issuers (Note 9)	1,196,728
Securities lending income (Note 4)	157
Interest from unaffiliated issuers	385,130
Interest from affiliated issuers (Note 9)	2,661,906

Total income	7,086,563

Expenses:
Investment advisory (Note 6)	568,642
Accounting services fees	99,537
Transfer agent fees	49,615
Legal fees	130,156
Registration fees	29,207
Audit and tax compliance fees	89,255
Interest expense and commitment fees	590,386
Insurance	29,610
Trustees fees (Note 6)	51,325
Reports to shareholders	42,205
Custodian/wire agent fees	5,973
Dividends and fees on securities sold short (Note 2)	13,949
Other	55,681

Total expenses before waiver and reimbursement	1,755,541
Less: Expenses waived or borne by the adviser and administrator	(174,505)

Net expenses	1,581,036

Net investment income	5,505,527

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments from unaffiliated issuers	(517,312)
Investments from affiliated issuers (Note 9)	(311,803)
Securities sold short (Note 2)	(200,288)
Foreign currency related transactions (Note 2)	(160)

Net realized loss	(1,029,563)

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9,732,294
Investments in affiliated issuers (Note 9)	13,332,828
Securities sold short (Note 2)	(2,018,802)
Foreign currency related translations (Note 2)	(1,255)

Net change in unrealized appreciation (depreciation)	21,045,065

Net realized and unrealized gain (loss)	20,015,502

Total increase in net assets resulting from operations	25,521,029

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 8

Statements of Changes in Net Assets

Highland Global Allocation Fund

	Six Months Ended March 31, 2025 (unaudited) ($)	Year Ended September 30, 2024 ($)
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	5,505,527	8,768,714
Net realized gain (loss)	(1,029,563)	(3,113,556)
Net change in unrealized appreciation (depreciation)	21,045,065	27,052,003

Net increase in net assets resulting from operations	25,521,029	32,707,161

Distributions	(11,705,345)	(8,550,227)
Return of capital	—	(13,836,577)

Decrease resulting from distributions	(11,705,345)	(22,386,804)

Increase in net assets from operations and distributions	13,815,345	10,320,357

Share transactions:
Value of distributions reinvested Shares of closed-end fund	1,420,478	2,700,077

Net increase from shares transactions	1,420,478	2,700,077

Total increase in net assets	15,236,162	13,020,434

Net Assets
Beginning of period	266,975,541	253,955,107

End of period	282,211,703	266,975,541

Capital Stock Activity – Shares

Shares of closed-end fund:
Issued for distribution reinvested	182,318	351,358

Net increase in fund shares	182,318	351,358

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 9

Statement of Cash Flows (unaudited)

For the six months ended March 31, 2025	Highland Global Allocation Fund

($ )
Cash Flows (Used In)/Provided By Operating Activities:
Net increase in net assets resulting from operations	25,521,029

Adjustments to Reconcile Net Increase in Net Assets to Net Cash (Used In)/Provided By Operating Activities:
Purchases of investment securities from unaffiliated issuers	(20,074,464)
Purchases of investment securities from affiliated issuers	(2,628,207)
Proceeds from disposition of investment securities from unaffiliated issuers	2,041,193
Proceeds from disposition of investment securities from affiliated issuers	3,477,205
Proceeds from return of capital of investment securities from unaffiliated issuers	28,179
Proceeds from return of capital of investment securities from affiliated issuers	329,816
Purchases of securities sold short	(2,201,035)
Proceeds of securities sold short	5,464,482
Amortization of premiums from unaffiliated issuers	898
Amortization of premiums from affiliated issuers	(898)
Net realized (gain) loss on investments from unaffiliated issuers	517,312
Net realized (gain) loss on investments from affiliated issuers	311,803
Net realized (gain) loss on securities sold short, and foreign currency related transactions	200,448
Net change in unrealized (appreciation)/depreciation on investments, affiliated investments, securities sold short, and translation on assets and liabilities denominated in foreign currency	(21,045,065)
(Increase) Decrease in receivable for dividends and interest	(491,533)
(Increase) Decrease in foreign tax reclaims receivable	925
(Increase) Decrease in investments sold	(4,559,835)
(Increase) Decrease in due from broker	(31,196)
(Increase) Decrease in prepaid expenses and other assets	(1,468)
Increase (Decrease) in due to broker	20,483,341
Increase (Decrease) in payable upon receipt of securities on loan	163
Increase (Decrease) in payable for investments purchased	4,346,663
Increase (Decrease) in payable for investment advisory and administration fees	14,768
Increase (Decrease) in payable for reports to shareholders	(15,614)
Increase (Decrease) in payable for transfer agent fees	(623)
Increase (Decrease) in payable for legal fees and audit fees	57,552
Increase (Decrease) in accrued expenses and other liabilities	(12,917)

Net cash flow provided by operating activities	11,732,922

Cash Flows (Used In)/Provided By Financing Activities:
Repurchase agreements	(163)
Distributions paid in cash	(10,284,867)
Increase (Decrease) in receivable for reinvested distributions	(41,362)

Net cash flow used in financing activities	(10,326,392)

Effect of exchange rate changes on cash	(1,415)

Net increase in cash	1,405,115

Cash, Cash Equivalent, Restricted Cash, and Foreign Currency:
Beginning of period	10,463,292

End of period	11,868,407

End of Period Cash Balances:
Cash equivalent	771,561
Cash	(33,046)
Restricted Cash	11,125,743
Foreign currency	4,419

End of period	11,868,407

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,420,478

Paid in-kind interest income	2,661,906

Cash paid during the period for interest expense and commitment fees	590,386

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 10

Financial Highlights

Highland Global Allocation Fund

Selected data for a share outstanding throughout each period/year is as follows:

	For the Six Months Ended March 31, 2025 (unaudited)	For the Years Ended September 30,
		2024	2023	2022	2021	2020

Net Asset Value, Beginning of Period	$11.61	$11.21	$11.49	$11.76	$9.45	$13.09

Income from Investment Operations:

Net investment income(a)	0.24	0.38	0.43	0.29	0.38	0.43

Net realized and unrealized gain (loss)	0.83	1.00	0.29	0.38	2.82	(3.00)

Total from Investment Operations	1.07	1.38	0.72	0.67	3.20	(2.57)

Less Distributions Declared to shareholders:

From net investment income	(0.51)	(0.37)	(0.44)	(0.33)	(0.28)	(0.61)

From return of capital	—	(0.61)	(0.56)	(0.61)	(0.61)	(0.46)

Total distributions declared to shareholders	(0.51)	(0.98)	(1.00)	(0.94)	(0.89)	(1.07)

Net Asset Value, End of Period(b)	$12.17	$11.61	$11.21	$11.49	$11.76	$9.45

Total Return(b)	9.20%	12.90%	6.30%	5.31%	35.13%	(19.92)%

Ratios to Average Net Assets:(c)

Net Assets, End of Period (000’s)	$282,212	$266,976	$253,955	$256,748	$259,472	$205,462

Gross expenses(d)(e)	1.23%	1.62%	2.07%	1.16%	1.01%	1.92%

Net investment income	3.87%	3.38%	3.71%	2.34%	3.48%	4.06%

Portfolio turnover rate	1%	13%	10%	31%	17%	18%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)	All ratios for the period have been annualized, unless otherwise indicated.
(d)	Supplemental expense ratios are shown below:
(e)	Includes dividends and fees on securities sold short.

Supplemental Expense Ratios:

	For the Six Months Ended March 31, 2025 (unaudited)	For the Years Ended September 30,
		2024	2023		2022	2021	2020

Net expenses (net of waiver/reimbursement, if applicable, but gross of all other expenses)(f)	1.11%	1.51%	1.95%		1.01%	0.88%	1.81%

Interest expense and commitment fees	0.41%	0.80%	1.19%		0.28%	0.15%	0.82%

Dividends and fees on securities sold short	0.01%	0.01%	—	%(g)	0.01%	0.01%	0.07%

(f)	This includes the voluntary elected waiver by the Investment Adviser during the period, which resulted in a 0.12% impact to the net expenses ratio.
(g)	Less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS. | 11

Notes to Financial Statements (unaudited)

March 31, 2025	Highland Global Allocation Fund

Note 1. Organization

Highland Global Allocation Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. This report covers information for the six months ended March 31, 2025.

On November 8, 2018, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the Fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on February 14, 2019 (the “Conversion Date”). The Fund also effected an approximately 1-for-1.4217 reverse stock split of the Fund’s issued and outstanding shares on February 14, 2019, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on February 19, 2019 under the ticker symbol “HGLB”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Y shares.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Segment Reporting

The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard resulted in new financial statement disclosures and did not affect the Fund’s financial position or its results of operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) through its management, investment, and operating functions, which is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee”, is responsible for determining the fair value of investments for which market quotations are not readily available. The

SEMI-ANNUAL REPORT | 12

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

SEMI-ANNUAL REPORT | 13

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2025, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, preferred stocks, LLC interests, master limited partnerships, registered investment companies, cash equivalents, repurchase agreements, rights, and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges, are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option. At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

SEMI-ANNUAL REPORT | 14

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of March 31, 2025, is as follows:

	Total value at March 31, 2025		Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Highland Global Allocation Fund

Assets

U.S. Equity

Communication Services	$76,630,963		$3,576,664	$—	$73,054,299

Consumer Staples	5,588,143		5,588,143	—	—

Energy	6,088,372		6,088,372	—	—

Financials	1,592,883		592,883	—	1,000,000

Healthcare	1,049,488		1,049,488	—	—

Industrials	4,262,868		4,262,868	—	—

Materials	6,467,140		2,814,720	3,652,420	—

Real Estate	54,892,547		42,979,303	—	11,913,244

U.S. Senior Loans

Communication Services	27,413,420		—	—	27,413,420

Real Estate	10,628,000		—	—	10,628,000

Non-U.S. Equity

Communication Services	183,933		183,933	—	—

Consumer Discretionary	5,852,610		5,852,610	—	—

Energy	13,191,309		13,191,309	—	—

Financials	359,226		359,226	—	—

Healthcare	33,685		33,685	—	—

Industrials	1,358,468		1,358,468	—	—

Utilities	15,279,152		15,279,152	—	—

U.S. Master Limited Partnerships

Energy	26,654,598		26,654,598	—	—

U.S. Registered Investment Companies	19,879,957		19,879,957	—	—

U.S. LLC Interest	17,657,863		—	—	17,657,863

Non-U.S. Sovereign Bonds	16,789,789		—	16,789,789	—

U.S. Preferred Stock

Financials	2,580,418		2,580,418	—	—

Healthcare	3,951,795		—	—	3,951,795

Real Estate	3,332,457		3,332,457	—	—

Non-U.S. Registered Investment Companies	3,104,984		—	—	3,104,984

Non-U.S. Master Limited Partnerships

Energy	2,684,462		2,684,462	—	—

U.S. Corporate Bonds & Notes

Communication Services	477,110		—	477,110	—

U.S. Asset-Backed Security	208,860		—	208,860	—

U.S. Rights

Financials	—	[1]	—	—	—	[1]

Healthcare	172,480		—	—	172,480

U.S. Repurchase Agreement	175		—	175	—

U.S. Cash Equivalent	771,561		771,561	—	—

Total Assets	329,138,716		159,114,277	21,128,354	148,896,085

SEMI-ANNUAL REPORT | 15

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

	Total value at March 31, 2025	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Highland Global Allocation Fund

Liabilities

Securities Sold Short

U.S. Equity

Communication Services	(9,280,539)	(9,280,539)	—	—

Consumer Staples	(976,000)	(976,000)	—	—

Energy	(884,335)	(884,335)	—	—

Industrials	(3,405,170)	(3,405,170)	—	—

Information Technology	(1,149,422)	(1,149,422)	—	—

Total Liabilities	(15,695,466)	(15,695,466)	—	—

Total	$313,443,250	$143,418,811	$21,128,354	$148,896,085

1	This category includes securities with a value of $0.

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended March 31, 2025.

	Balance as of September 30, 2024 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Purchases $	Sales $	Balance as of March 31, 2025 $		Change in Unrealized Appreciation (Depreciation) from Investments held at March 31, 2025 $

U.S. Equity

Communication Services	53,336,148	—	—	—	—	—	19,718,151	—	—	73,054,299		19,718,151

Financials	1,000,000	—	—	—	—	—	—	—	—	1,000,000		—

Real Estate	13,435,097	—	—	—	—	—	(1,521,853)	—	—	11,913,244		(1,521,853)

U.S. Senior Loans

Communication Services	25,255,677	—	—	898	—	—	(31,218)	2,188,063	—	27,413,420		(31,218)

Real Estate	11,346,250	—	—	—	—	—	(718,250)	—	—	10,628,000		(718,250)

U.S. LLC Interest

Real Estate	22,842,240	—	—	—	—	—	(5,184,377)	—	—	17,657,863		(5,184,377)

U.S. Preferred Stock

Healthcare	3,951,661	—	—	—	—	—	134	—	—	3,951,795		134

Non-U.S. Registered Investment Company	3,271,300	—	—	—	—	—	(166,316)	—	—	3,104,984		(166,316)

U.S. Rights

Financials	—	—	—	—	—	—	—	—	—	—	[1]	—

Healthcare	172,480	—	—	—	—	—	—	—	—	172,480		—

Total	134,610,853	—	—	898	—	—	12,096,271	2,188,063	—	148,896,085		12,096,271

1	This category includes securities with a value of $0.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the six months ended March 31, 2025, there were no transfers in to/out of Level 3 for the Fund.

SEMI-ANNUAL REPORT | 16

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 3/31/2025 $	Valuation Technique	Unobservable Inputs	Input Value(s) (Arithmetic Mean)

U.S. Equity	85,967,543	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.10 - $0.90 ($0.48)

		Discounted Cash Flow	Discount Rate	13% - 15% (14.0%)

		Transaction Indication of Value	Enterprise Value ($mm)	$1,150

			N/A	$5.00

			Cost ($mm)	$1.0

U.S. Senior Loans	38,041,420	Discounted Cash Flow	Discount Rate	6.08% - 18.00% (12.46%)

		Option Pricing Model	Volatilty	55% - 65% (60.0%)

U.S. LLC Interest	17,657,863	Discounted Cash Flow	Discount Rate	7.00% - 13.00% (9.20%)

		Direct Capitalization Method	Capitalization Rates	4.88% - 5.38% (5.18%)

		Net Asset Value	Price per Share	$14.97

U.S. Preferred Stock	3,951,795	Transaction Indication of Value	Enterprise Value ($mm)	$281.4 - $366.1 ($323.8)

		Option Pricing Model	Volatilty	70% - 90% (80%)

Non-U.S. Registered Investment Company	3,104,984	Net Asset Value	N/A	N/A

U.S. Rights	172,480	Transaction Indication of Value	N/A	N/A

	148,896,085

The significant unobservable inputs used in the fair value measurement of the Fund’s senior loans are: discount rate and volatility. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s LLC interests are: discount rate, capitalization rate, and price per share. A significant increase (decrease) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: unadjusted price/MHz-PoP multiple, discount rate, enterprise value, and cost. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s preferred equity securities are: enterprise value and volatility. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment

Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 100% as of March 31, 2025. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Certain Illiquid Positions Classified as Level 3

As of March 31, 2025, the Fund held an investment in the common shares of MidWave Wireless, Inc. (“MidWave”) valued at $73,054,299, or 25.9% of net assets, and U.S. Senior Loans valued at $27,413,420 or 9.7% of net assets. MidWave does not currently generate revenue and primarily derives its value from holding licenses of two wireless spectrum assets. The license with respect to one such spectrum asset was previously terminated by the FCC and subsequently restored on April 30, 2020 on a limited conditional basis. The restoration of such license, in current form, requires MidWave to meet certain deployment milestones for wireless medical telemetry service (“WMTS”) during a 39-month period. Upon satisfaction of the deployment milestones, MidWave, as it stands today, will be able use such spectrum for other

SEMI-ANNUAL REPORT | 17

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

services besides WMTS as long as those services do not interfere with WMTS and MidWave continues to provide WMTS.

As of now, if MidWave is unsuccessful in satisfying such deployment milestones, or if other services cannot be implemented in a manner that does not interfere with WMTS, the value of the MidWave equity would likely be materially negatively impacted. In determining the fair value of MidWave, the Investment Adviser has assigned a high probability of success on both conditions based on consultation with the company and its consultants.

The Fund may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Return of Capital Reclassification

Adjustment to income is associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund declares and pays investment income distributions quarterly. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), cash equivalents, foreign currency and restricted cash held at broker(s).

SEMI-ANNUAL REPORT | 18

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $11,125,743 was held with the broker for the Fund. Additionally, securities valued at $114,134,139 were posted in the Fund’s segregated account for collateral for short sales. The Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objective. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price

SEMI-ANNUAL REPORT | 19

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the six months ended March 31, 2025, the Fund did not enter into options transactions. The Fund may invest in written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Swap Contracts

The Fund may use swaps as part of its investment strategy or to manage their exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received in the Statements of Assets and Liabilities, respectively, and amortized over the life of the swap. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities.

Premiums paid or received are recognized as realized gain or loss in the Statement of Operations. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of March 31, 2025, the Fund held no open swap contracts.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities.

A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

The Fund did not have any investments in reverse repurchase agreements during the period ended March 31, 2025.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of

SEMI-ANNUAL REPORT | 20

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

There were no derivative instruments held as of March 31, 2025.

Note 4. Securities Lending

The Fund has a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

SEMI-ANNUAL REPORT | 21

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral which would be subject to offset as of March 31, 2025:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount

$—	$175	$—	$175

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

The value of loaned securities and related collateral outstanding at March 31, 2025 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of March 31, 2025, the cash collateral was invested in repurchase agreements consisting of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Underlying Collateral, as of March 31, 2025:

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total

Repurchase Agreement	$175	$—	$—	$—	$175

U.S. Government Securities	—	$—	$—	$—	$—

Total	$175	$—	$—	$—	$175

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLAs, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of

SEMI-ANNUAL REPORT | 22

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income. Reclassifications are made to the

Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of September 30, 2024, the most recent tax year-end, permanent differences chiefly resulting from income and non-deductible expenses from partnerships and return of capital were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Losses)	Paid-in- Capital

$2,149,059	$(2,149,059)

At September 30, 2024, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Long-Term Capital Gains	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation (Depreciation)	Total Distributed Earnings (Accumulated Losses)

$—	$—	$(2)	$(419,504,874)	$(2,362,583)	$(421,867,459)

As of September 30, 2024, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

No Expiration Short-Term	No Expiration Long-Term	Total

$124,740,540	$294,764,334	$419,504,874

The tax character of distributions paid during the years ended September 30, 2024 and September 30, 2023 were as follows:

	Distributions Paid From:

	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)

2024	$8,550,227	$—	$13,836,577

2023	10,001,548	—	12,474,020

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at March 31, 2025 were as follows:

Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)	Federal Tax Cost

$69,761,639	$(38,127,940)	$31,633,699	$297,505,017

SEMI-ANNUAL REPORT | 23

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

For Federal income tax purposes, the cost of investments owned at March 31, 2025 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, defaulted bonds, REIT basis adjustments, other securities and deferred wash sale losses.

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Administration Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with NexPoint for the six months ended March 31, 2025 was 0.40%.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Additionally, the Fund may invest in securities issued by other investment companies and exchange-traded funds (“ETFs”), including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. Fees and expenses of such investments will be borne by shareholders of the investing Fund. When the Fund invests in other investment companies that are advised by the Investment Adviser or its affiliates, the Investment Adviser voluntarily waives the higher of the Fund’s advisory fee or the affiliated investment company’s advisory fees, for the portion of the Fund’s assets attributable to the investment in the affiliated investment company. Voluntary amounts waived are reflected in the Statement of Operations.

Fees Paid to Officers and Trustees

Each Trustee, who oversees all of the funds in the NexPoint Fund Complex, receives an annual retainer of

$150,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the NexPoint Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such Trustee. The Chairperson of each Committee receives an additional annual payment of $10,000 and the Chairman of the Board receives an additional annual payment of $20,000 payable in quarterly installments and allocated among each portfolio in the NexPoint Fund Complex based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The “NexPoint Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Other Matters

NexPoint has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund.

Certain Skyview personnel are dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

SEMI-ANNUAL REPORT | 24

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities. Investments in asset-backed securities may also be subject to valuation risk.

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing nonpayment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

In addition, changes in laws or regulations may increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. The credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an

SEMI-ANNUAL REPORT | 25

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Industry Focus Risk

As the Fund may invest a significant portion of its assets in particular sectors or industries, the performance of the Fund may be closely tied to the performance of companies in a limited number of sectors or industries. Currently, the Fund focuses its investments in the energy, telecommunications and utilities sectors and, in certain instances, in a limited number of issuers within each of those sectors. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. To the extent a Fund focuses its investments in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

MLP Risk

The risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Funds may invest in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in certain instances. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows and changes in the regulatory environment could adversely affect the profitability of MLPs. Investments in MLP units also present special tax risks. See “MLP Tax Risk” below.

MLP Tax Risk

The risk that the MLPs in which the Fund invests will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it

SEMI-ANNUAL REPORT | 26

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be characterized as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be reduced.

Non-U.S. Securities Risk

The risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Non-Payment Risk

Debt instruments are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate.

Real Estate Securities Risk

The securities of issuers that own, construct, manage or sell residential, commercial or industrial real estate are subject to risks in addition to those of other issuers. Such risks include: changes in real estate values and property taxes, overbuilding, variations in rental income, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security depends on the structure, cash flow and management skill of the particular company.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Fund may be adversely affected.

REIT-Specific Risk

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill and are not diversified. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

REIT Tax Risk for REIT Subsidiaries

In addition to the REIT Subsidiaries, the Fund may form one or more subsidiaries that will elect to be taxed as REITs beginning with the first year in which they commence material operations. In order for each

SEMI-ANNUAL REPORT | 27

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Fund and the Investment Adviser intend to structure each REIT subsidiary and its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the IRS may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

Restrictions on Resale Risk

Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Fund may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Securities Lending Risk

The Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Securities Market Risk

The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long- term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

The risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading

SEMI-ANNUAL REPORT | 28

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk

The risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard OTC swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including certain classes of interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Underlying Funds Risk

The risk associated with investing in Underlying Funds. The Fund may invest in Underlying Funds subject to the limitations set forth in the 1940 Act. Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund; therefore, the Fund’s purchase of Underlying Funds’ securities results in the layering of expenses. The Fund’s shareholders indirectly bear a proportionate share of the operating expenses of Underlying Funds (including advisory fees) in addition to bearing the Fund’s expenses.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the six months ended March 31, 2025, were as follows:

U.S. Government Securities(1)		Other Securities

Purchases	Sales	Purchases	Sales

$—	$—	$17,080,323	$3,363,368

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the six months ended March 31, 2025.

SEMI-ANNUAL REPORT | 29

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

Note 9. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of March 31, 2025:

Issuer	Shares/ Principal Amount ($) September 30, 2024	Beginning Value as of September 30, 2023 $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain (Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation (Depreciation) $	Ending Value as of March 31, 2025 $	Shares/ Principal Amount ($) March 31, 2025	Affiliated Income $

Majority Owned, Not Consolidated

None

Other Affiliates

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Equity)	169,531	53,336,148	—	—	—	—	—	19,718,151	73,054,299	169,531	—

GAF REIT (U.S. Equity)	1,147,062	13,297,267	—	—	—	—	—	(1,384,023)	11,913,244	1,147,062	—

NexPoint Diversified Real Estate Trust (U.S. Equity)	596,890	3,730,563	124,867	—	—	—	—	(1,471,454)	2,383,976	622,448	180,474

NexPoint Real Estate Finance (U.S. Equity)	901,385	14,088,653	—	—	(329,816)	—	—	23,345	13,782,182	901,385	571,568

NexPoint Residential Trust, Inc. (U.S. Equity)	184,813	8,133,620	189,642	—	—	—	—	(833,473)	7,489,789	189,471	189,669

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	25,288,552	25,255,677	1,650,351	—	—	898	—	(29,982)	26,876,944	26,938,904	2,202,468

MidWave Wireless, Inc. (fka Terrestar Corp.) (U.S. Senior Loan)	—	—	537,712	—	—	—	—	(1,236)	536,476	537,712	27,380

NexPoint SFR Operating Partnership, LP (U.S. Senior Loan)	5,000,000	4,907,500	—	—	—	—	—	(42,500)	4,865,000	5,000,000	187,500

NHT Operating Partnership LLC Secured Promissory Note (U.S. Senior Loan)	8,500,000	6,438,750	—	—	—	—	—	(675,750)	5,763,000	8,500,000	235,049

Highland Opportunities and Income Fund (U.S. Registered Investment Company)	334,005	2,047,450	—	—	—	—	—	(310,624)	1,736,826	334,005	77,155

NexPoint Event Driven Fund (U.S. Registered Investment Company)	1,032,870	16,908,086	94,923	—	—	—	—	(93,480)	16,909,529	1,038,669	94,923

NexPoint Merger Arbitrage Fund (U.S. Registered Investment Company)	60,871	1,206,457	30,712	—	—	—	—	(3,567)	1,233,602	62,429	30,712

GAF REIT Sub II, LLC (U.S. LLC Interest)	349	8,449,409	—	—	—	—	—	(1,496,821)	6,952,588	349	—

GAF REIT Sub III, LLC (U.S. LLC Interest)	156,528	11,055,472	—	—	—	—	—	(350,197)	10,705,275	156,528	—

SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,337,359	—	(3,477,205)	—	—	(311,803)	451,649	—	—	52,227

NexPoint Diversified Real Estate Trust (U.S. Preferred Stock)	13,831	213,891	—	—	—	—	—	(894)	212,997	13,831	9,509

BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	3,271,300	—	—	—	—	—	(166,316)	3,104,984	10,000	—

Other Controlled

None

Total	47,185,695	175,677,602	2,628,207	(3,477,205)	(329,816)	898	(311,803)	13,332,828	187,520,711	45,622,324	3,858,634

SEMI-ANNUAL REPORT | 30

Notes to Financial Statements (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

Note 10. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings). Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding ($)	% of Asset Coverage of Indebtedness

3/31/2025	—	—

9/30/2024	—	—

9/30/2023	3,581,000	7,286.6

9/30/2022	—	—

9/30/2021	—	—

9/30/2020	—	—

9/30/2019	120,295,348	346.2

9/30/2018	138,725,439	395.2

9/30/2017	—	—

9/30/2016	40,000,000	2,414.9

9/30/2015	—	—

Note 11. Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

SEMI-ANNUAL REPORT | 31

Additional Information (unaudited)

March 31, 2025	Highland Global Allocation Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to seek long-term growth of capital and future income (future income means the ability to pay dividends in the future). Please refer to Note 7 for a discussion of the Fund’s current investment risks.

The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% (plus any borrowings for investment purposes) of its net assets in securities of non-U.S. issuers. The Fund intends to invest approximately 40% or more of its net assets in securities of non-U.S. issuers at all times, however, in the event of unfavorable market conditions the Fund may invest less than 40% (but not less than 30%) of its assets in securities of non-U.S. issuers. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. The equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, asset-backed securities, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers. The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may also invest in senior loans to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”) (“Senior Loans”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower.

The Fund invests primarily in companies that the portfolio manager believes have solid growth prospectus and/or attractive valuations. The portfolio manager’s value management style employs a relative approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. In addition, the Fund’s portfolio manager may employ event-driven investment strategies that analyze transactions in order to predict a likely outcome and invest the Fund’s assets in a way that seeks to benefit from that outcome. When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes.

The Fund’s portfolio may include pooled investment vehicles, including exchange-traded funds (“ETFs”), that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may invest up to 5% of its net assets in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the

SEMI-ANNUAL REPORT | 32

Additional Information (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

Fund can make and, to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Fund will limit its investments in pooled investment vehicles that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, such as private equity funds and hedge funds, to no more than 15% of its net assets. This limitation does not apply to any collateralized loan obligations, collateralized debt obligations and/or collateralized mortgage obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

The Fund seeks to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as master limited partnership (“MLP”) investments that are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products, in addition to exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index.

Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities, except that the limit on borrowing described herein is applied on a continual basis.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Fund’s portfolio manager may sell a security for a variety of reasons, such as to invest in a company offering or superior investment opportunities.

The portfolio manager may sell short securities of a company that it believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the portfolio manager believes the company will achieve; (ii) has a weak competitive position relative to peers; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has distribution estimates that the portfolio manager believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or offset at all times during the period the short position is open and could result in unlimited loss.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate

SEMI-ANNUAL REPORT | 33

Additional Information (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Global Shares (“Global Shares” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Share selects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by Global Shares, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Global Shares, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent.

Control Persons and Principal Shareholders

As of March 31, 2025, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of shares of the Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities.

SEMI-ANNUAL REPORT | 34

Additional Information (unaudited)(continued)

March 31, 2025	Highland Global Allocation Fund

Unless otherwise noted, as of March 31, 2025, no persons known by the Fund owned 25% or more of Fund’s outstanding shares.

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or terms of the investment advisory agreement with the Investment Adviser.

SEMI-ANNUAL REPORT | 35

Important Information About This Report

Investment Adviser

NexPoint Asset Management, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Equiniti Trust Company, LLC

PO Box 500

Newark, NJ 07101

Underwriter

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Congress St., Suite 2900

Boston, MA 02114-2023

This report has been prepared for shareholders of Highland Global Allocation Fund (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpointassetmgmt.com/resources/#forms, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-877-665-1287.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at https://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.nexpointassetmgmt.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and are available upon request without charge by calling 1-877-665-1287.

SEMI-ANNUAL REPORT | 36

Equiniti Trust Company, LLC

PO Box 500

Newark, NJ 07101

Highland Global Allocation Fund

SEMI-ANNUAL REPORT, MARCH 31, 2025

www.nexpointassetmgmt.com	GAF-SAR-03/25

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10.	Renumeration Paid to Directors, Officers, and Others for Open-End Management Investment Companies

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Highland Global Allocation Fund (the “Registrant”) or any “affiliated purchaser” during the period covered by this report.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 16.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of such controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $0

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $ 467

(b) During the Registrant’s most recent fiscal year ended December 31, 2024, The Bank of New York (“BNY”) served as the Registrant’s securities lending agent.

As a securities lending agent, BNY is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, BNY, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

Item 18.	Recovery of Erroneously Awarded Compensation

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND GLOBAL ALLOCATION FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2025